EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Exsular Financial Group Inc. (the “Company”) on Form 10-KT for the periods ending June 30, 2022 and 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in their capacity, as Principal Executive Officer and Chief Financial Officer, respectively, and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Seng Yeap Kok
Seng Yeap Kok
CEO and President (Principal Executive Officer)
September 12, 2022

/s/ Chew Chye
Chew Chye
Treasurer (Principal Financial Officer)
September 12, 2022